UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2010

ING Life Insurance and Annuity Company
--------------------------------------
(Exact name of registrant as specified in its charter)

CONNECTICUT
(State of Incorporation)

333-130827, 333-130833, 333-133157, 333-133158,
333-158492, 333-166370, 333-162420
(Commission File Numbers)

#71-0294708
(IRS Employer Identification Number)

One Orange Way, Windsor, CT	06095-4774
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 860-580-4646

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

This filing is made in accordance with Item No. 1.01 of Section 1 of Form 8-K:

Item 1.01 Entry into a Material Definitive Agreement

On December 22, 2010 the wholly-owned subsidiary of ING Life Insurance and Annuity
Company (the “Company”), Directed Services LLC (“DSL”), and ING USA Annuity and Life
Insurance Company (“ING USA”), an affiliate, entered into an Intercompany Agreement (the
“Agreement”) by which DSL has agreed, effective January 1, 2010, to pay ING USA, on a monthly basis, a portion of the revenues DSL earns as investment adviser to certain U.S. registered investment companies (the “Funds”) that are investment options under variable life insurance and annuities offered by ING USA. The amount to be paid by DSL to ING USA each month under the
Agreement will be derived by applying certain annual percentage rates against the average net assets invested in the Funds by ING USA during the prior calendar month (the “Intercompany
Payments”). The Agreement provides that the term of the Agreement shall continue unless termination is mutually agreed to by the parties or a Change in Control (as defined in the
Agreement) of one party to the Agreement occurs and the other party to the Agreement has not consented to the continuation of the Agreement notwithstanding the Change in Control. For purposes of the Agreement, “Change in Control” means the occurrence of any one or more of the following: (i) the transfer of control of the party to another entity; or (ii) the consummation of a reorganization, merger, share exchange, consolidation, or sale or disposition of all or substantially all of the assets of the party; provided however, that the occurrence of an event described in clauses
(i) or (ii) above shall not constitute a Change in Control if either (a) the entity that acquires control of a party was already an Affiliate of the party prior to the event, or (b) the parties remain Affiliates of one another immediately following the Change in Control. For purposes of this Agreement,
“Affiliate” means, with respect to a party, an entity that controls, is under common control, or is controlled by, such party.

ING USA, a life insurance company domiciled in the State of Iowa, is an affiliate of the Company.
DSL is a Delaware limited liability company, registered as a broker-dealer under the Securities
Exchange Act of 1934 and as an investment adviser under the Investment Advisers Act of 1940.
DSL serves as the investment adviser of the Funds. Each of the Company, DSL and ING USA are
indirect wholly-owned subsidiaries of ING Groep N.V.

This filing is made in accordance with Item No. 1.02 of Section 1 of Form 8-K:

Item 1.02 Termination of Material Definitive Agreement

On December 22, 2010, DSL and ING USA entered into an agreement to terminate as of January
1, 2010, a service agreement, effective January 1, 1994, as amended by a first amendment, effective
March 7, 1995 and a second amendment, effective July 31, 2007, by which DSL provides ING
USA certain sales and marketing services and ING USA provides certain managerial and supervisory services to DSL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on this 22nd day of December, 2010 on its behalf by the undersigned hereunto duly authorized.

ING Life Insurance and Annuity Company (Registrant)

/s/Megan Huddleston Megan Huddleston Assistant Secretary